                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-24993                 41-1913991
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


         130 CHESHIRE LANE, MINNETONKA, MINNESOTA                 55305
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

          99.1     Lakes Entertainment, Inc. Press Release dated April 24, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under
Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

         On April 24, 2003, Lakes Entertainment, Inc. issued a press release that included financial information for the first quarter of fiscal 2003.

         A copy of the press release is attached as Exhibit 99.1 to this Form
8-K.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                LAKES ENTERTAINMENT, INC.
                                                (Registrant)



Date: April 28, 2003                            By: /s/ Timothy J. Cope
                                                    ----------------------------
                                                Name: Timothy J. Cope
                                                Title:   Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Press Release dated April 24, 2003.





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